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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Onyx Software Corporation:

      We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement. Our report refers to a change in the method of accounting for goodwill and other intangible assets.


                                                      /s/ KPMG LLP

Seattle, Washington
May 28, 2003